EXHIBIT 10.19
THIRD AMENDMENT TO CREDIT AND SECURITY AGREEMENT

THIS THIRD AMENDMENT TO CREDIT AND SECURITY AGREEMENT (this “Amendment”), dated as of March 20, 2007, is made by and between IWC SERVICES, LLC, a Texas limited liability company (“Borrower”) and WELLS FARGO BANK, National Association (“Lender”), acting through its WELLS FARGO BUSINESS CREDIT operating division.

RECITALS

Borrower, Boots & Coots International Well Control, Inc. (“BNC”) and Lender are parties to the Credit and Security Agreement dated as of March 3, 2006 (as amended, restated, amended and restated or extended from time to time, the “Credit Agreement”).

Borrower has requested that certain amendments be made to the Credit Agreement as more particularly set forth herein, which Lender is willing to make pursuant to the terms and conditions set forth herein.

NOW, THEREFORE, in consideration of the premises and of the mutual covenants and agreements herein contained, it is agreed as follows:

1.    Amendments to the Credit Agreement. Effective as of December 31, 2006 upon satisfaction of the Conditions Precedent, the Credit Agreement shall be amended as follows:

(a)    Section 1.1 of the Credit Agreement shall be amended by adding the following new definition in its proper alphabetical order:

“’Eligible Joint Venture’ means any joint venture proposed to be entered into by any Credit Party, provided that (i) the terms of which shall have been furnished to Lender in writing prior to the effectiveness thereof, (ii) upon the reasonable request of Lender and if the joint venture relationship is or will be governed by the laws of the United States or any political subdivision thereof, such Credit Party shall pledge its ownership interests in such joint venture to Lender as additional Collateral for the Obligations, and (iii) prior to or simultaneous with any contribution to such joint venture of Eligible Equipment or any other Equipment financed with an Equipment Term Advance, Borrower shall prepay the Equipment Term Note by an amount equal to at least eighty percent (80%) of the value of such Equipment as set forth in the most recent appraisal delivered to Lender in accordance with this Agreement.”

(b)    Section 2.4(a)(i) of the Credit Agreement shall be amended to replace “$1,000,000” with “$2,000,000.”

(c)    Section 6.2(c) of the Credit Agreement shall be amended and restated, in its entirety, to read as follows:

(c)    Capital Expenditures. BNC and its Subsidiaries, including Borrower, will notify Lender within five (5) Business Days of making any Capital Expenditure exceeding $500,000, and such notice shall include sufficient detail to describe the amount expended and the asset or assets acquired pursuant to such expenditure.

(d)    Section 6.6(b) of the Credit Agreement shall be amended and restated, in its entirety, to read as follows:

(b)    Travel advances or loans to Borrower’s Officers and employees not exceeding at any one time (i) an aggregate of $45,000 per occurrence per Person, or (ii) $450,000 in the aggregate outstanding at any time;

(e)    Section 6.6(c) of the Credit Agreement shall be amended and restated, in its entirety, to read as follows:

(c)    Prepaid rent or security deposits made in the ordinary course of business and in accordance with generally accepted commercial business practices;

(f)    Section 6.6 of the Credit Agreement further shall be amended to replace the punctuation mark “.” in paragraph (d) thereof with “; and”, and to add a new paragraph (e) which shall read as follows:

(e)    Investments in Eligible Joint Ventures.

(g)    The first sentence of Section 6.17 of the Credit Agreement shall be amended and restated, in its entirety, to read as follows:

BNC and Borrower will not, and will not permit any other Credit Party to, sell, lease, assign, transfer or otherwise dispose of (i) the stock of any Subsidiary (other than Director’s qualifying shares issued in BNC or shares of a Foreign Subsidiary (that do not dilute or affect Lender’s pledge of the Equity Interests in the Foreign Subsidiary) required or deemed advisable to be issued to a foreign national in connection with any Foreign Subsidiary), (ii) all or a substantial part of its assets (a “substantial part” shall be triggered if the value of any contemplated sale, lease, assignment, transfer or other disposition when aggregated all other similar transactions occurring in any fiscal year would exceed five percent (5%) of the then applicable Book Net Worth), or (iii) any Collateral or any interest therein (whether in one transaction or in a series of transactions) to any other Person other than the sale of Inventory in the ordinary course of business or the disposition of (a) Equipment (other than Eligible Equipment or any other Equipment financed with an Equipment Term Advance) that is used, obsolete, worn out or surplus (the proceeds of which shall be paid to reduce the Obligations unless used immediately for the purchase of like Equipment) or (b) Equipment contributed by any Credit Party to an Eligible Joint Venture and will not liquidate, dissolve or suspend business operations, except that any Subsidiary that is an Inactive Subsidiary may liquidate or dissolve if (i)  BNC determines in good faith that such liquidation or dissolution is in the best interests of BNC, (ii) the liquidation or dissolution shall not have a Material Adverse Effect, and (iii) any assets of the Inactive Subsidiary are distributed to Borrower.

2.    No Other Changes. Except as explicitly amended by this Amendment, all of the terms and conditions of the Credit Agreement and the other Loan Documents shall remain in full force and effect.

3.    Conditions Precedent. This Amendment shall be effective when Lender shall have received an executed original hereof, together with each of the following, each in substance and form acceptable to Lender in its sole discretion (these conditions being collectively, the “Conditions Precedent”):

(a)    Originals of the Acknowledgment and Agreement of Guarantors and the Acknowledgment and Agreement of Subordinated Creditor set forth at the end of this Amendment, duly executed by each Guarantor and the Subordinated Creditor.

(b)    All representations and warranties made under this Amendment shall be true, correct and complete.

(c)    In consideration for entering into this Amendment, Lender shall have received from Borrower in immediately available funds an amendment fee of $10,000, which fee shall be duly earned and nonrefundable upon execution of this Amendment.

(d)    Such other matters as Lender may require in its Permitted Discretion.

4.    Representations and Warranties. Borrower hereby represents and warrants to Lender as follows:

(a)    Borrower and each Guarantor have all requisite power and authority to execute this Amendment and the Acknowledgement and Agreement of Guarantors, as applicable and to perform all of their obligations under this Amendment and the Acknowledgement and Agreement of Guarantors, and this Amendment and the Acknowledgement and Agreement of Guarantors have been duly executed and delivered by Borrower and the Guarantors, as applicable, and constitute the legal, valid and binding obligations of such parties, enforceable in accordance with their respective terms.

(b)    The execution, delivery and performance by Borrower and Guarantors of this Amendment and the Acknowledgement and Agreement of Guarantors have been duly authorized by all necessary action and do not (i) require any authorization, consent or approval by any governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign, (ii) violate any provision of any law, rule or regulation or of any order, writ, injunction or decree presently in effect, having applicability to Borrower or any Guarantor, or any governing document of Borrower or any Guarantor, or (iii) result in a breach of or constitute a default under any indenture or loan or credit agreement or any other agreement, lease or instrument to which Borrower or any Guarantor is a party or by which it or its properties may be bound or affected.

(c)    No Default or Event of Default exists under the Credit Agreement before or after giving effect to this Amendment.

(d)    All of the representations and warranties contained in Article V of the Credit Agreement are correct on and as of the date hereof as though made on and as of such date, except to the extent that such representations and warranties relate solely to an earlier date.

5.    References. All references in the Credit Agreement to “this Agreement” shall be deemed to refer to the Credit Agreement as amended hereby; and any and all references in the Security Documents to the Credit Agreement shall be deemed to refer to the Credit Agreement as amended hereby.

6.    No Other Waiver. The execution of this Amendment and acceptance of any documents related hereto shall not be deemed to be a waiver of any Default or Event of Default under the Credit Agreement or breach, default or event of default under any Security Document or other document held by Lender, whether or not known to Lender and whether or not existing on the date of this Amendment.

7.    Ratification. Except as specifically amended hereby, the Credit Agreement and the other Loan Documents shall remain in full force and effect and hereby are ratified and confirmed by Borrower and each Guarantor as so amended. Borrower and each Guarantor hereby ratify and confirm all of the Obligations pursuant to the Credit Agreement and other Loan Documents to which it is a party and confirm and ratify the liens and security interests granted in favor of Lender in the Collateral to secure the repayment and performance of all Obligations.

8.    Release. BORROWER, AND EACH GUARANTOR BY SIGNING THE ACKNOWLEDGMENT AND AGREEMENT OF GUARANTORS SET FORTH BELOW, EACH HEREBY ABSOLUTELY AND UNCONDITIONALLY RELEASES AND FOREVER DISCHARGES LENDER, AND ANY AND ALL PARTICIPANTS, PARENT CORPORATIONS, SUBSIDIARY CORPORATIONS, AFFILIATED CORPORATIONS, INSURERS, INDEMNITORS, SUCCESSORS AND ASSIGNS THEREOF, TOGETHER WITH ALL OF THE PRESENT AND FORMER DIRECTORS, OFFICERS, ATTORNEYS, AGENTS AND EMPLOYEES OF ANY OF THE FOREGOING, FROM ANY AND ALL CLAIMS, DEMANDS OR CAUSES OF ACTION OF ANY KIND, NATURE OR DESCRIPTION, WHETHER ARISING IN LAW OR EQUITY OR UPON CONTRACT OR TORT OR UNDER ANY STATE OR FEDERAL LAW OR OTHERWISE, WHICH BORROWER OR SUCH GUARANTOR HAS HAD, NOW HAS OR HAS MADE CLAIM TO HAVE AGAINST ANY SUCH PERSON FOR OR BY REASON OF ANY ACT, OMISSION, MATTER, CAUSE OR THING WHATSOEVER ARISING FROM THE BEGINNING OF TIME TO AND INCLUDING THE DATE OF EXECUTION OF THIS AMENDMENT, WHETHER SUCH CLAIMS, DEMANDS AND CAUSES OF ACTION ARE MATURED OR UNMATURED OR KNOWN OR UNKNOWN, INCLUDING, WITHOUT LIMITATION, ALL CLAIMS, DEMANDS OR CAUSES OF ACTION ARISING IN WHOLE OR PART FROM THE NEGLIGENCE OR STRICT LIABLITY OF LENDER OR ANY OTHER RELEASED PARTY.

9.    Severability. If any term or provision of this Amendment is adjudicated to be invalid under applicable laws or regulations, such provision shall be inapplicable to the extent of such invalidity without affecting the validity or enforceability of the remainder of this Amendment which shall be given effect so far as possible.

10.    Binding Effect. This Amendment shall be binding upon and inure to the benefit of Borrower and Lender and their respective successors and assigns, except that Borrower shall not have the right to assign any rights thereunder or any interest therein without Lender’s prior written consent.

11.    Costs and Expenses. Borrower hereby reaffirms its agreement under the Credit Agreement to pay or reimburse Lender on demand for all costs and expenses incurred by Lender in connection with the Loan Documents, including without limitation all reasonable fees and disbursements of legal counsel. Without limiting the generality of the foregoing, Borrower specifically agrees to pay all fees and disbursements of counsel to Lender for the services performed by such counsel in connection with the preparation of this Amendment and the documents and instruments incidental hereto. Borrower hereby agrees that Lender may, at any time or from time to time in its sole discretion and without further authorization by Borrower, make a loan to Borrower under the Credit Agreement, or apply the proceeds of any loan, for the purpose of paying any such fees, disbursements, costs and expenses.

12.    Miscellaneous. This Amendment, the Acknowledgment and Agreement of Guarantors and the Acknowledgment and Agreement of Subordinated Creditor (i) may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed an original and all of which counterparts, taken together, shall constitute one and the same instrument and (ii) AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT AMONG THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES, AND THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG THE PARTIES. Capitalized terms used in this Amendment and the Acknowledgments attached hereto have the meanings given to them in the Credit Agreement unless otherwise specified. This Amendment shall be governed and construed in accordance with the laws of the State of Texas.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first written above.

IWC SERVICES, LLC, a Texas limited liability company

By:	/s/ Jerry Winchester
Name: Jerry Winchester
Title: President and CEO

WELLS FARGO BANK, NATIONAL ASSOCIATION, acting through its Wells Fargo Business Credit operating division

By:	/s/ John Wattinger
Name: John Wattinger
Title: Vice President

ACKNOWLEDGMENT AND AGREEMENT OF GUARANTORS

Each undersigned, each a guarantor of the indebtedness and other obligations of Borrower to Lender pursuant to a separate Guaranty each dated as of March 3, 2006 (each a “Guaranty”), hereby (i) acknowledges receipt of the foregoing Amendment; (ii) consents to the terms (including without limitation the release set forth in Section 8 of the Amendment) and execution thereof; (iii) reaffirms its obligations to Lender pursuant to the terms of its Guaranty; and (iv) acknowledges that Lender may amend, restate, extend, renew or otherwise modify the Credit Agreement and any indebtedness or agreement of Borrower, or enter into any agreement or extend additional or other credit accommodations, without notifying or obtaining the consent of the undersigned and without impairing the liability of the undersigned under its Guaranty for all of Borrower’s present and future indebtedness and other obligations to Lender.

BOOTS & COOTS INTERNATIONAL WELL CONTROL, INC.
BOOTS & COOTS SERVICES, INC.
BOOTS & COOTS SPECIAL SERVICES, INC.
ELMAGCO, INC.
HELL FIGHTERS, INC.
HWC LIMITED
IWC ENGINEERING, INC.

By:	/s/ Jerry Winchester
Name: Jerry Winchester
Title: President and CEO of each entity above

ACKNOWLEDGMENT AND AGREEMENT OF SUBORDINATED CREDITORS

The undersigned, a subordinated creditor of BNC pursuant to each Senior Subordinated Promissory Note, hereby (i) acknowledges receipt of the foregoing Amendment; (ii) consents to the terms and execution thereof; (iii) reaffirms the terms of each Senior Subordinated Promissory Note; and (iv) acknowledges that Lender may amend, restate, extend, renew or otherwise modify the Loan Documents and any indebtedness or agreement of Borrower or enter into any agreement or extend additional or other credit accommodations (in each case subject to any limitations set forth in the respective Senior Subordinated Promissory Note), without notifying or obtaining the consent of the undersigned except as may be expressly required under the terms of each Senior Subordinated Promissory Note.

OIL STATES ENERGY SERVICES, INC.
(formerly known as HWC Energy Services, Inc.)

By:	/s/ Cindy B. Taylor
Cindy B. Taylor, President